FIRST AMENDMENT AGREEMENT

                          dated as of February 7, 1997

                                      among

                            DAKA INTERNATIONAL, INC.

                              SUBSIDIARY GUARANTORS

                           THE BANKS SIGNATORY HERETO

                                       and

                            THE CHASE MANHATTAN BANK

                                    as Agent











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                            FIRST AMENDMENT AGREEMENT

         FIRST AMENDMENT AGREEMENT (this "Agreement") dated as of February 7, 1997 among DAKA INTERNATIONAL, INC., a corporation organized under the laws of Delaware (the "Borrower"); each of the Subsidiaries of the Borrower which is a signatory hereto (collectively the "Subsidiary Guarantors" and, together with the Borrower, the "Obligors"); each of the banks which is a signatory hereto (collectively the "Banks"); and THE CHASE MANHATTAN BANK, a bank organized under the laws of New York, as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

         WHEREAS, the Borrower, the Subsidiary Guarantors, the Banks and the Agent have entered into that certain Third Amended and Restated Credit Agreement dated as of October 15, 1996 (as in effect prior to the effectiveness of this Agreement, the "Existing Credit Agreement," and, as amended by this Agreement, the "Amended Credit Agreement") pursuant to which the Banks have extended credit to the Obligors evidenced by certain Promissory Notes dated October 15, 1996 issued by the Borrower and guarantied by the Subsidiary Guarantors;

         WHEREAS, the Obligors hereby acknowledge that certain Defaults and Events of Default have occurred under the Existing Credit Agreement;

         WHEREAS, the Borrower, the Subsidiary Guarantors, the Banks and the Agent have agreed to enter into this Agreement to provide for, among other things, a decrease in the aggregate Commitments to $120,000,000, the modification of certain covenants and definitions contained in the Existing Credit Agreement and waivers of certain Defaults and Events of Default; and

         WHEREAS, the Facility Documents, as amended and supplemented by this Agreement (including, without limitation, this Agreement, the Amended Credit Agreement and the Mortgages) and as each may be amended or supplemented from time to time, are referred to herein as the "Amended Facility Documents".

         NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  ARTICLE 1.  AMENDMENTS TO EXISTING AGREEMENTS.

         Section 1.01. Amendments to Existing Credit Agreement. Each of the Obligors and, subject to the satisfaction of the conditions set forth in Article 3, the Agent and the Banks hereby consents and agrees to the amendments to the Existing Credit Agreement set forth below:


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                  (a) The  definition  of  "Consolidated  Net Income" in Section
1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Consolidated Net Income" means, with respect to any fiscal period, net income (or loss) for the Consolidated Entities for such fiscal period (but in any event excluding the sum of (i) noncash charges taken during such fiscal period in accordance with Statement of Financial Accounting Standard No. 121 in connection with charges for impairments to the carrying value of certain restaurant and foodservice contract assets, write down of goodwill, reacquired franchise rights, investments and other assets plus (ii) noncash charges relating to accounting changes requiring the write-down of pre-opening restaurant costs, to the extent that the sum of such noncash charges under clauses
         (i) and (ii) for the period from June 30, 1996 does not exceed $4,000,000), as determined on a consolidated basis in accordance with GAAP.

                  (b) The  definition  of "Interest  Coverage  Ratio" in Section
1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Interest Coverage Ratio" means, at any date of determination thereof, the ratio of (a) the result of (i) Consolidated EBIT for the most recently ended fiscal period, plus (ii) the aggregate amount of depreciation and amortization expense, to the extent such aggregate amount was deducted from Consolidated EBIT for such fiscal period, minus (iii) the aggregate amount of Capital Expenditures of the Consolidated Entities incurred during such fiscal period to (b) Consolidated Interest Expense for such fiscal period.

                  (c) The  definition  of  "Letter  of Credit  Availability"  in
Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Letter of Credit Availability" means, at any date of determination thereof, the amount by which (a) $5,000,000 exceeds (b) the aggregate amount of the Letter of Credit Obligations at such date (including all Letter of Credit Obligations under Letters of Credit not then issued as to which a request has been made under Section 3.02), subject to the limitations contained in Section 5.05 of that certain First Amendment Agreement dated as of February 7, 1997 among the Obligors, the Banks and the Agent.


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                  (d) The  definition of  "Termination  Date" in Section 1.01 of the Existing Credit Agreement is hereby amended to substitute "January 2, 1998" in place of "October 1, 1997".

                  (e) The first two sentences of Section 2.01(a) of the Existing Credit Agreement are hereby amended and restated in their entirety to read as follows:

                  Subject to the terms and conditions of this Agreement, each of the Banks severally agrees to make loans (the "Loans") to the Borrower from time to time from and including the date hereof to and including the Termination Date, up to but not exceeding in the aggregate principal amount at any one time outstanding, the amount of its Loan Commitment. The aggregate Loan Commitments shall be reduced by (i)
         $5,000,000 on May 31, 1997,  (ii)  $10,000,000 on June 30, 1997,  (iii)
         $500,000 on each of July 31, 1997, August 31, 1997 and September 30, 1997, (iv) $1,000,000 on October 31, 1997, (v) $2,500,000 on November
         30, 1997 and (vi) $5,000,000 on December 31, 1997, each such reduction to be apportioned ratably among the Banks in accordance with their Pro Rata Shares.

                  (f) Section 8.15 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  Section 8.15. Capital Expenditures. Make or commit to make any Capital Expenditure if the aggregate amount of the Capital Expenditures of the Consolidated Entities incurred (a) during each fiscal quarter of the Borrower would exceed (i) if such fiscal quarter ends on March 29, 1997, $8,000,000, (ii) if such fiscal quarter ends on June 28, 1997, $8,000,000, (iii) if such fiscal quarter ends on September 27, 1997, $3,500,000 or (iv) if such fiscal quarter ends on December 31, 1997, $2,800,000; provided that any amount permitted in a fiscal quarter that is not expended in such fiscal quarter may be carried over and expended in subsequent fiscal quarters in addition to the amount permitted in each such subsequent fiscal quarter; and (b) during the fiscal period from December 29, 1996 through the end of each fiscal quarter of the Borrower would exceed (i) if such fiscal quarter ends on June 28, 1997, $15,500,000, (ii) if such fiscal quarter ends on September 27, 1997, $18,100,000 or (iii) if such fiscal quarter ends on December 31, 1997, $20,000,000.

                  (g) Section 8.16 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:



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        Section 8.16. Rental Expense.  Create,  incur, assume or suffer to exist any obligation as lessee for the rental or hire of any Property, except:

                  (a) leases existing on February 7, 1997 and any extensions or renewals thereof;

                  (b)   leases   of   "Fuddruckers"   restaurants   located   in
Superstition Springs, Arizona, Thornton, Colorado and Layton, Utah under the FFCA Sale-Leaseback Transaction; and

                  (c) leases of "Champps" restaurants located in Schaumburg, Illinois, San Antonio, Texas and Detroit, Michigan under the AEI Sale- Leaseback Transaction and leases of equipment located therein and equipment located in "Champps" restaurants located in Fort Lauderdale, Florida and Columbus, Ohio from Carlton Financial;

                  (d) leases by Daka, Inc. relating to the operation of its food service business entered into in the ordinary course of business; and

                  (e) leases of miscellaneous personal Property, provided that the aggregate amount of rentals relating to such leases does not exceed $100,000 in any fiscal year of the Borrower.

                  (h) Article 8 of the Existing Credit Agreement is hereby amended to add new Section 8.18 to read as follows:

        "Section 8.18. New Construction. Enter into any construction contract after February 7, 1997 without the prior written consent of the Required Banks."

                  (i) Article 9 of the Existing Credit Agreement is hereby amended and restated to read as follows:

                  ARTICLE 9.  FINANCIAL COVENANTS.

                  So long as any Obligation shall remain unpaid, any Letter of Credit shall remain outstanding or any Bank shall have any Commitment under this Agreement, each of the Obligors jointly and severally covenants that:

        Section 9.01. Net Income. As determined as of the end of each fiscal quarter of the Borrower, Consolidated Net Income (a) for such


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         fiscal  quarter shall be not less than (i) if such fiscal  quarter ends on March 29, 1997, ($1,250,000), (ii) if such fiscal quarter ends on June 28, 1997, ($1,600,000), (iii) if such fiscal quarter ends on September 27, 1997, ($3,000,000) or (iv) if such fiscal quarter ends on December 31, 1997, $0 and (b) irregardless of whether the Borrower is in compliance with clause (a), for the fiscal period from December 29, 1996 through the end of such fiscal quarter shall be not less than ($3,800,000).

        Section 9.02. Leverage Ratio. As determined as of the end of each fiscal month of the Borrower, the Leverage Ratio shall be not greater than (a) if such month is January, February, March, April or May, 2.60 to 1.00, (b) if such month is June, July, August, September, October or November, 2.50 to 1.00 or (c) if such month is December, 2.25 to 1.00.

        Section 9.03. Minimum Tangible Net Worth. At all times, Consolidated Tangible Net Worth shall not be less than (a) if such time is on or after January 25, 1997 and before April 26, 1997, $54,500,000, (b) if such time is on or after April 26, 1997 and before July 26, 1997, $53,000,000 or (c) if such time is on or after July 26, 1997, $52,000,000.

        Section 9.04. Fixed Charge Coverage Ratio. As determined as of the end of each fiscal quarter of the Borrower, the Fixed Charge Coverage Ratio for such fiscal quarter shall be not less than (a) if such fiscal quarter ends on March 29, 1997, .80 to 1.00, (b) if such fiscal quarter ends on June 28, 1997, .70 to 1.00, (c) if such fiscal quarter ends on September 27, 1997, .50 to 1.00 or (d) if such fiscal quarter ends on December 31, 1997, .90 to 1.00.

        Section 9.05. Interest Coverage Ratio. As determined as of the end of each fiscal quarter of the Borrower, the Interest Coverage Ratio (a) for such fiscal quarter shall be not less than (i) if such fiscal quarter ends on March 29, 1997, (.30) to 1.00, (ii) if such fiscal quarter ends on June 28, 1997, (.34) to 1.00, (iii) if such fiscal quarter ends on September 27, 1997, .19 to
1.00 or (iv) if such fiscal quarter ends on December 31, 1997,  2.33 to 1.00 and
(b) for the fiscal period from December 29, 1996 through the end of such fiscal quarter shall be not less than (i) if such fiscal quarter ends on March 29, 1997, (.30) to 1.00, (ii) if such fiscal quarter ends on June 28, 1997, (.24) to 1.00, (iii) if such fiscal quarter ends on September 27, 1997, (.09) to 1.00 or
(iv) if such fiscal quarter ends on December 31, 1997, .57 to 1.00.


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                  (j) Schedules I-IV of the Existing Credit Agreement are hereby amended and restated as set forth in Schedules I-IV hereto.

        Section 1.02. Amendments to Security Agreement. Each of the Obligors and, subject to the satisfaction of the conditions set forth in Article 3, the Agent and the Banks hereby consents and agrees that Schedule A to the Security Agreement is hereby amended and restated as set forth in Schedule V hereto.

         Section 1.03. Amendments to Pledge Agreement. Each of the Obligors and, subject to the satisfaction of the conditions set forth in Article 3, the Agent and the Banks hereby consents and agrees that Schedule A to the Pledge Agreement is hereby amended and restated as set forth in Schedule VI hereto.

                  ARTICLE 2.  REPRESENTATIONS AND WARRANTIES.

         Each of the Obligors hereby represents and warrants that as of the Effective Date:

         Section 2.01. Existing Representations and Warranties. Each of the representations and warranties contained in Article 6 of the Existing Credit Agreement, in Article 3 of the Security Agreement, in Article 3 of the Trademark Security Agreement and in Article 3 of the Pledge Agreement are true and correct.

         Section 2.02. No Defaults. Except for the Defaults and Events of Default specifically waived under Article 4, no event has occurred and no condition exists which would constitute a Default or an Event of Default under the Facility Documents, and no event has occurred and no condition exists which would constitute a Default or an Event of Default under the Amended Facility Documents.

         Section 2.03. Corporate Power and Authority; No Conflicts. The execution, delivery and performance by each of the Obligors of the Amended Facility Documents to which it is a party have been duly authorized by all necessary corporate, partnership or limited liability company action and do not and will not: (a) require any consent or approval of its stockholders, partners or members; (b) contravene its organizational documents; (c) violate any provision of, or require any filing (other than the filing of the financing statements contemplated by the Security Agreement and the filing of the Mortgages and the Trademark Security Agreement), registration, consent or approval under, any law, rule, regulation (including, without limitation, Regulation U), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to any Consolidated Entity; (d) result in a breach of or constitute a default or require any consent under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any


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Consolidated  Entity is a party or by which it or its properties may be bound or affected if such breach, default or failure to obtain consent could reasonably be expected to have a Material Adverse Effect; (e) result in, or require, the creation or imposition of any Lien (other than as created under the Security Documents), upon or with respect to any of the properties now owned or hereafter acquired by any Consolidated Entity; or (f) cause any Consolidated Entity to be in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument if such default could reasonably be expected to have a Material Adverse Effect.

         Section 2.04. Legally Enforceable Agreements. Each Amended Facility Document to which any Obligor is a party has been duly executed and delivered by such Obligor. Each Amended Facility Document to which any Obligor is a party is a legal, valid and binding obligation of such Obligor enforceable against such Obligor in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

         Section 2.05. Financial Statements. The consolidated balance sheet of the Consolidated Entities as at June 29, 1996, and the related consolidated and consolidating (by business segment) income statements and consolidated statements of cash flows and changes in stockholders' equity of the Consolidated Entities for the fiscal year then ended, and the accompanying footnotes, together with the unqualified opinion on the consolidated statements of Deloitte & Touche, independent certified public accountants, and the interim draft consolidated balance sheet of the Consolidated Entities as at December 28, 1996, and the related draft consolidated and consolidating (by business segment) income statements and consolidated statements of cash flows and changes in stockholders' equity of the Consolidated Entities for the six months then ended, copies of which have been furnished to each of the Banks, are complete and correct and fairly present the financial condition of the Consolidated Entities at such dates and the results of the operations of the Consolidated Entities for the periods covered by such statements, all in accordance with GAAP consistently applied. There are no liabilities of any Consolidated Entity, fixed or contingent, which are material but are not reflected in the financial statements or in the notes thereto and which would be required to be recorded in such financial statements or notes in accordance with GAAP, other than liabilities arising in the ordinary course of business since December 28, 1996. No information, exhibit or report furnished by any Consolidated Entity to the Banks in connection with the negotiation of this Agreement contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not materially misleading. Since December 28, 1996, there has been no change which could reasonably be expected to have a Material Adverse Effect.


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                  ARTICLE 3.  CONDITIONS PRECEDENT.

         The effectiveness of this Agreement is subject to the condition precedent that the Agent shall have received on or before February 7, 1997 (the "Effective Date") each of the following, in form and substance satisfactory to the Agent and its counsel:

                  (a) counterparts of this Agreement executed by each of the Borrower, the Subsidiary Guarantors, the Banks and the Agent;

                  (b) sufficient mortgages and leasehold mortgages executed by Fuddruckers, Inc. or Champps Entertainment, Inc. (the "Mortgages") covering all of the unencumbered real Property owned by each of the Obligors listed on
Schedule VII hereto but in any event excluding the "Champps" restaurant located in Denver, Colorado (collectively, the "Mortgaged Properties");

                  (c) evidence that all actions necessary or appropriate (or, in any event, as may be requested by the Agent) to create, perfect or protect the Liens created or purported to be created by the Security Agreement, the Trademark Security Agreement and the Pledge Agreement have been taken;

                  (d) certificates of the Secretary or Assistant Secretary of each of the Obligors, dated the Effective Date, (i) attesting to all corporate action taken by such Obligor, including resolutions of its Board of Directors authorizing the execution, delivery and performance of each of the Amended Facility Documents to which it is a party and each other document to be delivered pursuant to this Agreement, (ii) certifying the names and true signatures of the officers of such Obligor authorized to sign the Amended Facility Documents to which it is a party and the other documents to be delivered by such Obligor under this Agreement and (iii) verifying that the organizational documents of such Obligor (other than those of the New Subsidiary Guarantors which shall be delivered within 30 days of the Effective Date) attached thereto are true, correct and complete as of the date thereof;

                  (e) a certificate of a duly authorized officer of each of the Obligors, dated the Effective Date, stating that the representations and warranties in Article 2 are true and correct on such date as though made on and as of such date and that no event has occurred and is continuing which constitutes a Default or Event of Default;

                  (f) favorable opinions of (i) Goodwin, Procter & Hoar, outside counsel for the Obligors, (ii) Wolin, Fuller, Ridley & Miller L.L.P., special Texas counsel to the Obigors, and (iii) Fredrikson & Byron, P.A., special Minnesota counsel to the Obligors,


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each dated the Effective Date, in substantially  the form of Exhibit A and as to such other matters as the Agent or any Bank may reasonably request; and

                  (g) evidence that the fees and expenses incurred as of the Effective Date under Section 6.04 shall have been paid in full.

                  ARTICLE 4.  CERTAIN WAIVERS.

         Subject to the satisfaction of the conditions set forth in Article 3 hereof, each of the Agent and the Banks hereby waives the following Defaults or Events of Default arising from noncompliance by the Borrower (a) with Section 8.15(b) for the fiscal quarter of the Borrower ending on December 28, 1996, (b) with Section 8.16 for the fiscal quarter of the Borrower ending on December 28, 1996, (c) with Section 9.01 for the fiscal quarter of the Borrower ending on December 28, 1996, (d) with Section 9.02 for the fiscal months of the Borrower ending on October 25, 1996, November 23, 1996, December 28, 1996 and January 25, 1997, (e) with Section 9.03 for any time prior to the Effective Date, (f) with
Section 9.04 for the fiscal quarter of the Borrower ending on December 28, 1996 and (g) with Section 9.05 for the fiscal quarter of the Borrower ending on December 28, 1996. Except for the foregoing waivers, the terms of this Agreement shall not operate as a waiver by the Agent or any Bank or otherwise prejudice the rights, remedies or powers of the Agent or any Bank under the Amended Credit Agreement, the other Amended Facility Documents or applicable law. Except as expressly provided herein: (x) no terms and provisions of the Facility Documents are modified or changed by this Agreement; and (y) the terms and provisions of the Facility Documents shall continue in full force and effect.

                  ARTICLE 5.  CERTAIN COVENANTS.

         Section 5.01. Controlled Disbursement System. Each Obligor (other than Atlantic Restaurant Ventures, Inc.) hereby agrees to maintain its "concentration" accounts at The First National Bank of Chicago, unless the Agent shall have notified such Obligor on or after July 1, 1997 to transfer such
"concentration"   accounts  to  The  Chase   Manhattan   Bank,   whereupon  such
"concentration" accounts shall be transferred within 30 days of such notification to, and thereafter maintained at, The Chase Manhattan Bank. Each Obligor (including Atlantic Restaurant Ventures, Inc.) hereby agrees to take all necessary actions to establish within 60 days, and agrees to establish within 90 days, of the Effective Date and thereafter maintain a disbursement system pursuant to which each Obligor deposits all cash receipts into an operating account subject to such disbursement system which receipts are then automatically transferred no less often then weekly to the "concentration" accounts of such Obligor or, in the case of Atlantic Restaurant Ventures, Inc., of Fuddruckers, Inc. Upon such automatic transfer, the cash held in the "concentration" accounts of each Obligor in excess of outstanding checks drawn on such accounts projected to


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be cashed prior to the next  automatic  transfer shall be utilized to prepay the
Loans, subject to the Borrower's right to reborrow in accordance with the terms of the Amended Credit Agreement. Upon implementation, the Borrower shall cause The First National Bank of Chicago to agree not to discontinue or modify such disbursement system without the prior written consent of the Agent or, if The First National Bank of Chicago shall refuse to so agree, shall immediately take action to transfer, and in any event within 30 days shall transfer, the "concentration" accounts to The Chase Manhattan Bank.

         Section 5.02. Additional Reporting Requirements. In addition to the reports required to be delivered under Section 7.08 of the Amended Credit Agreement, the Borrower hereby agrees to provide (a) within 5 days after the end of each week, a report listing each "Fuddruckers" and "Champps" restaurant as of the end of such week, sales for each such restaurant for such week, comparable results to the corresponding week in the prior fiscal year for each such restaurant and comparison to the projected results for such week; (b) within 30 days after the end of each month, a report listing each "Fuddruckers" and "Champps" restaurant as of the end of such month, sales, expense and margin information for each such restaurant for such month, comparable results to the corresponding month in the prior fiscal year for each such restaurant and comparison to the projected results for such month; (c) within 5 days of the end of such week, a listing of the aggregate amount of accounts payable of the Consolidated Entities to Alliant Foodservice as of the end of such week; (d) simultaneously with the delivery of the financial statements referred to in
Section 7.08(g), a summary aged trial balance from the invoice date of the accounts payable of the Consolidated Entities to Alliant Foodservice and the average aged trial balance from the due date of all other accounts payable of the Consolidated Entities; (e) promptly after the receipt thereof, copies of all correspondence, reports, analyses and other documentation relating to any proposed recapitalization, reorganization, sale, merger, refinancing or capital raising activities of any Consolidated Entity; and (f) a calculation of the "Fixed Charge Coverage Ratio" for each "Fuddruckers" restaurant subject to the FFCA Sale-Leaseback Transaction and any requested "buy-downs" pursuant thereto. All reports delivered under Section 7.08 of the Amended Credit Agreement or hereunder shall be in form and substance satisfactory to the Banks.

         Section 5.03. Certain Real Estate Issues. Each of the Agent and the Banks hereby agrees that the Mortgages on the "Fuddruckers" restaurants located in Superstition Springs, Arizona, Thornton, Colorado and Layton, Utah (the "SL Mortgaged Properties") will not be recorded until October 1, 1997 and will only be recorded to the extent any of such restaurants have not then been sold and leased back under the FFCA Sale-Leaseback Transaction. The Borrower hereby agrees to use reasonable and good faith efforts to seek financing with respect to the Mortgaged Properties (other than the SL Mortgaged Properties), 100% of the proceeds (net of taxes and transaction costs) of which shall be utilized to prepay the Loans and permanently reduce the Loan Commitments (which reductions shall be in excess of the reductions required under Section 2.01 of the Amended Credit Agreement). The Banks may (a) engage an environmental consultant to prepare an environmental site assessment report with respect to each of the Mortgaged Properties and (b) engage an appraiser to perform an independent appraisal as to each of the Mortgaged Properties, in each case, upon a Default or Event of Default, at the cost of the Borrower.

        Section 5.04. Consultant. The Borrower hereby agrees to the continued engagement of Alvarez & Marsal, Inc. to examine the financial condition, operation, properties, business and prospects of the Consolidated Entities for the benefit of the Banks at the cost of the Borrower.

        Section 5.05. Letter of Credit Availability. The Borrower hereby agrees to use reasonable and good faith efforts to reduce the face amount of the Letters of Credit required to be posted to secure obligations in connection with insurance programs, whereupon any such reduction shall be utilized to permanently reduce the Letter of Credit Commitments and the Letter of Credit Availability.

                            ARTICLE 6. MISCELLANEOUS.

        Section 6.01. Defined Terms. The terms used herein and not defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement.

         Section 6.02. Reaffirmation. Each of the Obligors acknowledges that the Liens granted to the Agent under the Security Documents in and to the Collateral secures all of the Obligations, including, without limitation, all liabilities and obligations under the Loans as herein modified and decreased. All references to "Secured Obligations" in any Facility Document shall be deemed to include all liabilities and obligations under the Loans as herein modified and decreased. Each of the Obligors further acknowledges and reaffirms all of its other respective obligations and duties under the Amended Facility Documents to which it is a party.

         Section 6.03. Amendments and Waivers. Any provision of this Agreement may be amended or modified only by an instrument in writing signed by the Borrower, the Agent and the Required Banks, or by the Borrower and the Agent acting with the consent of the Required Banks and any provision of this Agreement may be waived by the Required Banks or by the Agent acting with the consent of the Required Banks; except any provision the subject matter of which the consent of all of the Banks would be necessary under the Facility Documents shall require the consent of all of the Banks prior to the amendment or waiver thereof.

         Section 6.04. Expenses. The Borrower shall reimburse the Agent on demand for all reasonable costs, expenses and charges (including, without limitation, reasonable fees and charges of legal counsel to the Agent and of Alvarez & Marsal, Inc. and all recording fees, charges and taxes incurred upon the recordation of the Mortgages) in connection with the preparation of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any other Amended Facility Document and any other documents prepared in connection herewith or therewith. The Borrower shall also pay to the Agent for the account of the Banks an amendment fee equal to $75,000 to be split among the Banks in accordance with their Pro Rata Shares.

         Section 6.05. Notices. Unless the party to be notified otherwise notifies the other party in writing as provided in this Section, and except as otherwise provided in this Agreement, notices shall be given to the Agent by telephone, confirmed by telex, telecopy or other writing, and to the Banks and to the Obligors by ordinary mail or telecopier addressed to such party at its address on the signature page of this Agreement. Notices shall be effective: (a) if given by mail, 72 hours after deposit in the mails with first class postage prepaid, addressed as aforesaid; and (b) if given by telecopier, when the telecopy is transmitted to the telecopier number as aforesaid; provided that notices to the Agent and the Banks shall be effective upon receipt.

         Section 6.06. Headings; Parentheticals. The headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Agreement. All numbers contained herein enclosed by parentheticals are deemed to reflect losses or the negative of such numbers.

         Section 6.07. Severability. The provisions of this Agreement are intended to be severable. If for any reason any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

        Section 6.08. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart.

         Section 6.09. Integration. The Amended Facility Documents set forth the entire agreement among the parties hereto relating to the transactions contemplated thereby and supersede any prior oral or written statements or agreements with respect to such transactions.

        SECTION 6.10. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS.

         Section 6.11. New Subsidiary  Guarantors.  Each of Hospitality  Supply,
Inc., a Massachusetts corporation, and Fuddruckers Europe, Inc., a Texas corporation (collectively, the "New Subsidiary Guarantors") unconditionally and irrevocably accepts, adheres to, and becomes a party to and bound as a
"Subsidiary Guarantor" under the Existing Credit Agreement and the other Facility Documents, as fully as if such New Subsidiary Guarantor had been a signatory to the Existing Credit Agreement and the other Facility Documents as a "Subsidiary Guarantor". In confirmation (but without limitation) of the foregoing, each of the New Subsidiary Guarantors hereby unconditionally (a) agrees to make prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on all Obligations and (b) grants, bargains, conveys, assigns, transfers, mortgages, hypothecates, pledges, confirms and grants a continuing security interest to the Agent in and to the Collateral.

         Section 6.12. Release. Each of the Obligors hereby releases and forever discharges the Agent and each of the Banks and their respective successors, assigns, affiliates, directors, employees and agents from all causes of action, covenants, agreements, damages, claims and demands whatsoever, in law or in equity, which such Obligor ever had or now has in any way relating to or arising out of the Existing Credit Agreement, any other Facility Document or any other document contemplated by or referred to herein or the transactions contemplated hereby or thereby or the enforcement of any of the terms thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                        DAKA INTERNATIONAL, INC.


                        By/s/Charles W. Redepenning, Jr.
                          ------------------------------
                          Name:Charles W. Redepenning, Jr.
                          Title:Sr. Vice President


                        FUDDRUCKERS, INC.


                          By/s/Charles W. Redepenning, Jr.
                          ------------------------------
                          Name:Charles W. Redepenning, Jr.
                          Title:Sr. Vice President


                        DAKA, INC.


                          By/s/Charles W. Redepenning, Jr.
                          ------------------------------
                          Name:Charles W. Redepenning, Jr.
                          Title:Sr. Vice President


                        CASUAL DINING VENTURES, INC.


                          By/s/Charles W. Redepenning, Jr.
                          ------------------------------
                          Name:Charles W. Redepenning, Jr.
                          Title:Sr. Vice President


                        ATLANTIC RESTAURANT VENTURES,
                         INC.


                          By/s/Charles W. Redepenning, Jr.
                          ------------------------------
                          Name:Charles W. Redepenning, Jr.
                          Title:Sr. Vice President


                  [SIGNATURE PAGE TO FIRST AMENDMENT AGREEMENT]

                           FRENCH QUARTER COFFEE COMPANY


                          By/s/Charles W. Redepenning, Jr.
                          ------------------------------
                          Name:Charles W. Redepenning, Jr.
                          Title:Sr. Vice President



                           AMERICANA DINING CORP.


                          By/s/Charles W. Redepenning, Jr.
                          ------------------------------
                          Name:Charles W. Redepenning, Jr.
                          Title:Sr. Vice President



                           CHAMPPS ENTERTAINMENT OF
                            EDISON, INC.


                          By/s/Charles W. Redepenning, Jr.
                          ------------------------------
                          Name:Charles W. Redepenning, Jr.
                          Title:Sr. Vice President



                           CHAMPPS ENTERTAINMENT OF
                            TEXAS, INC.


                          By/s/Charles W. Redepenning, Jr.
                          ------------------------------
                          Name:Charles W. Redepenning, Jr.
                          Title:Sr. Vice President


                  [SIGNATURE PAGE TO FIRST AMENDMENT AGREEMENT]

                          CHAMPPS AMERICANA, INC.
                           (Formerly known as Champps
                           Entertainment of Wayzata, Inc.)


                          By/s/Charles W. Redepenning, Jr.
                          ------------------------------
                          Name:Charles W. Redepenning, Jr.
                          Title:Sr. Vice President


                          CHAMPPS ENTERTAINMENT, INC.


                          By/s/Charles W. Redepenning, Jr.
                          ------------------------------
                          Name:Charles W. Redepenning, Jr.
                          Title:Sr. Vice President


                          SPECIALTY CONCEPTS, INC.


                          By/s/Charles W. Redepenning, Jr.
                          ------------------------------
                          Name:Charles W. Redepenning, Jr.
                          Title:Sr. Vice President


                          THE GREAT BAGEL AND COFFEE
                           COMPANY


                          By/s/Charles W. Redepenning, Jr.
                          ------------------------------
                          Name:Charles W. Redepenning, Jr.
                          Title:Sr. Vice President


                          HOSPITALITY SUPPLY, INC.


                          By/s/Charles W. Redepenning, Jr.
                          ------------------------------
                          Name:Charles W. Redepenning, Jr.
                          Title:Sr. Vice President


                  [SIGNATURE PAGE TO FIRST AMENDMENT AGREEMENT]

                          FUDDRUCKERS EUROPE, INC.


                          By/s/Charles W. Redepenning, Jr.
                          ------------------------------
                          Name:Charles W. Redepenning, Jr.
                          Title:Sr. Vice President



                          Address for Notices:

                          One Corporate Place
                          55 Ferncroft Road
                          Danvers, Massachusetts 01923
                          Telecopier No.:(508)774-1334

                  [SIGNATURE PAGE TO FIRST AMENDMENT AGREEMENT]

                         AGENT:
                         THE CHASE MANHATTAN BANK


                         By /s/Patrick A. Daniello
                           --------------------------
                           Name:Patrick A. Daniello
                           Title:Vice President

                         Address for Notices:

                         270 Park Avenue
                         30th Floor
                         New York, NY  15258
                         Attention: Patrick Daniello



                  [SIGNATURE PAGE TO FIRST AMENDMENT AGREEMENT]

                          BANKS:
                          THE CHASE MANHATTAN BANK


                          By /s/Patrick A. Daniello
                           --------------------------
                           Name:Patrick A. Daniello
                           Title:Vice President

                          Lending Office and Address for
                          Notices:

                          270 Park Avenue
                          30th Floor
                          New York, NY  15258
                          Attention: Patrick Daniello


                  [SIGNATURE PAGE TO FIRST AMENDMENT AGREEMENT]

                           BANKS:
                           FLEET NATIONAL BANK


                           By /s/Edward W. O'Brien
                             -------------------------------
                             Name:Edward W. O'Brien
                             Title:Vice President

                           Lending Office and Address for
                           Notices:

                           40 Westminster Street
                           Providence, RI 02901
                           Attention: Edward O'Brien

                  [SIGNATURE PAGE TO FIRST AMENDMENT AGREEMENT]

                        BANKS:
                        MELLON BANK, N.A.


                        By /s/Gary A. Saul
                          -----------------------------------
                          Name:Gary A. Saul
                          Title:Vice President

                        Lending Office and Address for
                        Notices:

                        One Mellon Bank Center
                        Room 4835
                        Pittsburgh, PA 15258-0001
                        Attention: Gary A. Saul

                  [SIGNATURE PAGE TO FIRST AMENDMENT AGREEMENT]

                      BANKS:
                      THE FIRST NATIONAL BANK OF
                       BOSTON


                      By /s/Corinne M. Barrett
                        -------------------------------
                        Name:Corinne M. Barrett
                        Title:Vice President

                      Lending Office and Address for
                      Notices:

                      100 Federal Street
                      Boston, MA 02110
                      Attention: Corinne Barrett


                  [SIGNATURE PAGE TO FIRST AMENDMENT AGREEMENT]

                                                                      SCHEDULE I

                                   Commitments

                                Loan Commitments

The Chase Manhattan Bank                                $57,500,000.00

Fleet National Bank                                     $19,166,666.67

Mellon Bank, N.A.                                       $19,166,666.67

The First National Bank of Boston                       $19,166,666.66
                                                       ---------------
    Total Loan Commitments                             $115,000,000.00



                      Standby Letter of Credit Commitments

The Chase Manhattan Bank                                 $2,500,000.00

Fleet National Bank                                        $833,333.33

Mellon Bank, N.A.                                          $833,333.33

The First National Bank of Boston                          $833,333.34
                                                         -------------
         Total Letter of Credit Commitments              $5,000,000.00